UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2026

Vertex Pharmaceuticals Incorporated
(Exact name of registrant as specified in its charter)

Massachusetts	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)

(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	VRTX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Vertex Pharmaceuticals Incorporated (the “Company”) has completed the submission to the U.S. Food and Drug Administration (the “FDA”) of its rolling Biologics Licensing Application (“BLA”) for potential accelerated approval of povetacicept for the treatment of immunoglobulin A nephropathy (“IgAN”) in adults. The Company used a priority review voucher and therefore expects the FDA review of the povetacicept BLA to be expedited to six months from the date of the FDA’s acceptance of the BLA versus the typical ten-month review.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to risks, uncertainties and other factors including statements regarding the expected duration of the FDA review of the povetacicept BLA and potential for accelerated approval of povetacicept for the treatment of IgAN. While the Company believes the forward-looking statements contained in this communication are accurate, these forward-looking statements represent the beliefs of the Company only as of the date of this communication, and there are a number of risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by such forward-looking statements.

Forward-looking statements are subject to certain risks, uncertainties, or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Forward-looking statements in this communication should be evaluated together with the many risks and uncertainties that affect the Company's business. Those risks and uncertainties include, among other things, that we may be unable to obtain or be delayed in obtaining regulatory approval and other risks listed under the heading “Risk Factors” and the other cautionary factors discussed in the Company's periodic reports filed with the Securities and Exchange Commission (the “SEC”), including the Company's annual report on Form 10-K for the year ended December 31, 2025, its quarterly reports on Form 10-Q, and its current reports on Form 8-K, all of which are available for free through the Company's website at www.vrtx.com and on the SEC’s website at www.sec.gov. You should not place undue reliance on these statements. All forward-looking statements are based on information currently available to the Company, and the Company disclaims any obligation to update the information contained in this communication as new information becomes available, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: March 31, 2026	/s/ Joy Liu
Joy Liu
Executive Vice President, Chief Legal Officer